UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

Healthpeak Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(720) 428-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	PEAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 10, 2023, Healthpeak OP, LLC, a Maryland limited liability company (“Healthpeak OP”) and subsidiary of Healthpeak Properties, Inc., a Maryland corporation (the “Company”), completed its underwritten offering (the “Offering”) of $350.0 million aggregate principal amount of Healthpeak OP’s 5.250% Senior Notes due 2032 (the “Notes”). The Notes were a further issuance of, are interchangeable with and are consolidated and form a single series with, the $400.0 million in aggregate principal amount of Healthpeak OP’s 5.250% Senior Notes due 2032 issued on January 17, 2023. The estimated net proceeds from the Offering are expected to be approximately $346.9 million, including approximately $5.8 million of accrued interest, after deducting the underwriting discount and estimated fees and expenses payable by Healthpeak OP. Healthpeak OP intends to use the net proceeds from the Offering to repay borrowings outstanding under its commercial paper program and for general corporate purposes, which may include repaying or repurchasing other indebtedness, working capital, acquisitions, development and redevelopment activities, and capital expenditures.

The Notes are fully and unconditionally guaranteed by the Company (the “Guarantee”). The Notes are governed by the terms of the Indenture, dated November 19, 2012, between Healthpeak OP (as successor to Healthpeak Properties, Inc.) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) (as amended and restated by an Amended and Restated Indenture, dated February 10, 2023, among Healthpeak OP, the Company and the Trustee (as so amended and restated, the “Base Indenture”), which was filed as Exhibit 4.6 to the Company’s and Healthpeak OP’s Registration Statement on Form S-3 (Nos. 333-269718 and 333-269718-01) (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 13, 2023), the Thirteenth Supplemental Indenture, dated as of January 17, 2023, between Healthpeak OP (as successor to Healthpeak Properties, Inc.) and the Trustee (the “Thirteenth Supplemental Indenture”), which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on January 17, 2023, the Fourteenth Supplemental Indenture, dated as of February 10, 2023, among Healthpeak OP, the Company and the Trustee (the “Fourteenth Supplemental Indenture”), which was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K12B filed with the Commission on February 10, 2023, and the Fifteenth Supplemental Indenture, dated as of May 10, 2023, among Healthpeak OP, the Company and the Trustee (the “Fifteenth Supplemental Indenture” and, together with the Base Indenture, the Thirteenth Supplemental Indenture and the Fourteenth Supplemental Indenture, the “Indenture”), which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

The Notes will mature on December 15, 2032, and Healthpeak OP will pay interest on the Notes semi-annually in arrears on June 15 and December 15, beginning on June 15, 2023. The Notes are Healthpeak OP’s senior unsecured obligations and are equal in right of payment with all of Healthpeak OP’s existing and future senior indebtedness. The Notes are effectively junior to all existing and future secured indebtedness to the extent of the collateral securing that indebtedness and are structurally subordinated to all existing and future indebtedness and other liabilities of Healthpeak OP’s subsidiaries.

Prior to September 15, 2032 (the “Par Call Date”), Healthpeak OP may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of: (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Thirteenth Supplemental Indenture) plus 30 basis points less (b) interest accrued to, but excluding, the date of redemption; and (ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the Par Call Date, Healthpeak OP may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement. The descriptions of the Base Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Notes and the Guarantee are summaries and are qualified in their entirety by the terms of the Base Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the form of the Notes and the form of notation of Guarantee. Copies of the Fifteenth Supplemental Indenture, the form of the Notes, including the form of notation of Guarantee, are filed as exhibits hereto, and copies of the Base Indenture, the Thirteenth Supplemental Indenture and the Fourteenth Supplemental Indenture have been previously filed, and each is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are being filed herewith:

No.	Description
4.1	Fifteenth Supplemental Indenture, dated as of May 10, 2023, among Healthpeak OP, LLC, as issuer, Healthpeak Properties, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2	Form of 5.250% Senior Notes due 2032, including the form of Notation of Guarantee
5.1	Opinion of Ballard Spahr LLP
5.2	Opinion of Latham & Watkins LLP
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHPEAK PROPERTIES, INC.
(Registrant)

Date: May 10, 2023	By:	/s/ Peter A. Scott
	Name:	Peter A. Scott
	Title:	Chief Financial Officer